UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2015

SONUS NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34115	04-3387074
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4 Technology Park Drive, Westford, Massachusetts	01886
(Address of principal executive offices)	(ZIP Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                        Entry into a Material Definitive Agreement.

On June 27, 2014, Sonus Networks, Inc. (the “Company”) entered into a credit agreement (the “Credit Agreement”) by and among the Company, as Borrower, Bank of America, N.A. (“Bank of America”), as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders from time to time party thereto.  On June 26, 2015, the Company and Bank of America entered into a First Amendment to Credit Agreement (the “First Amendment”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Certain terms of the Credit Agreement have been amended, such that the amended Credit Agreement provides for, among other things, a revolving credit facility of up to $15 million with a maturity date of June 30, 2016.  The amended Credit Agreement also provides that the amount of cash and Cash Equivalents of the Loan Parties, subject to certain exclusions, cannot be less than an aggregate amount of $85 million at any time, and that total revenues of the Loan Parties cannot be less than an aggregate of $50 million as of the last day of the Loan Parties’ fiscal quarter, computed on a fiscal quarterly basis beginning with the fiscal quarter ending September 25, 2015.

The forgoing description of the First Amendment, including certain terms in this description which are defined in the Credit Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K on June 30, 2014, as amended by the terms of the First Amendment, which is filed with this report as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in “Item 1.01. Entry Into a Material Definitive Agreement” of this Current Report on Form 8-K related to the Company’s entry into the First Amendment is incorporated herein by reference.

Item 9.01                        Financial Statements and Exhibits.

(d)                                 Exhibits

See the Exhibit Index attached to this Report, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS NETWORKS, INC.

Date: June 30, 2015	By:	/s/ Mark T. Greenquist
Mark T. Greenquist
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

First Amendment to Credit Agreement, dated as of June 26, 2015 by and between Sonus Networks Inc., as borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Lender.